                                                                   EXHIBIT 10.13

                            (CASHFLOW MANAGER LOGO)

                           MERCHANT SERVICES AGREEMENT

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OFFICER'S |       INITIAL       |     INITIAL     |    LINE OF      |    FUNDING /      |   LINE OF CREDIT   |  CUSTOMER  | LOAN
INITIALS  |   DISCOUNT RATE     |    RESERVE %    |  CREDIT LIMIT   |  AGREEMENT DATE   |    MATURITY DATE   |   NUMBER   | NUMBER
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          |                     |                 |                 |                   |                    |            |
  LO[1]   |     RATE1[2]        |       RES%[3]   |    PRINC[4]     |    DOCDATE[5]     |        EXPDATE[6]  |   CNO[7]   | LNO[8]
===================================================================================================================================
                               REFERENCES IN THE AREAS ABOVE ARE FOR BANK'S USE ONLY
"You" or "Your" means the Merchant named below.     "We", "Us" or "Our" means the Bank named below, its successors and assigns.

MERCHANT:            MERCHANTNAME[9]                BANK:     BANKNAME[14]
                     MADDRESS1[10]                            BADDRESS1[15]
                     MADDRESS2[11]                            BADDRESS2[16]

Tax ID or SSNumber:  TIN[12]                        Tel. Number: TELNO[13]
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

THIS AGREEMENT is between the Bank and the Merchant identified above. We and you agree to the following terms and conditions with respect to your participation in our CASHFLOW MANAGER(SM) Program (the "Program"):

SECTION 1. DEFINITIONS

1.1 ACCOUNT. The term "Account" means one of your Customer's credit accounts with you, any part of which is assigned by you to us in conjunction with the Program.

1.2 ACCOUNT STATEMENT. The term "Account Statement" means the statement of Account activity billed to your Customer by us on a monthly basis.

1.3 CREDIT AGREEMENT. The term "Credit Agreement" means any written installment, charge or other written form of Credit Agreement between you and a Customer.

1.4 CREDIT MEMO. The term "Credit Memo" means the form reflecting a credit, other than a credit arising from a payment, to a Customer's Account.

1.5 CUSTOMER. The term "Customer" means a debtor obligated to you on Receivables that arise from goods which you sold or services you have rendered to a customer, client or patient.

1.6 DISCOUNT FEE. The term "Discount Fee" means the fixed percentage charge that you agree to pay us from the Receivables purchased by us pursuant to this Agreement. The Discount fee will be deducted from the Face Amount of the Receivables purchased. Subject to the limitations set forth in Section 6.2 of this Agreement, we may amend the Discount Fee from time to time upon written notice to you based upon considerations of transaction volume, delinquency, current economic conditions, and other factors described herein. Initially, and except as otherwise provided the Discount Fee will be equal to the following % of the Receivables purchased by us:

         DISCOUNT FEE: DISCOUNTFEE%[17]       BANK INITIALS _____  MERCHANT  INITIALS __________.

1.7 FACE AMOUNT. The term "Face Amount" means the cash price for the goods you sold and/or services you rendered to a Customer, less any downpayment paid by a Customer, plus any taxes imposed on such sales transaction.

1.8 INVOICE. The term "Invoice" means the form reflecting the sale of goods or services to a Customer.

1.9 LINE OF CREDIT. The term "Line of Credit" means any funded or unfunded Line of Credit agreement and/or promissory note(s) established by us pursuant to this Agreement to secure your obligation to repurchase Receivables as set forth in Section 6 of this Agreement.

1.10 NET AMOUNT. The term "Net Amount" means the gross amount of a Receivable, less the Discount Fee and other discounts, returns, credits or allowances of any nature at any time issued, owing, granted or outstanding.

1.11 OBLIGATIONS. The term "Obligations" means all of your obligations to us, whether pursuant to this Agreement, or under any Line of Credit agreement, note, contract, guaranty, accommodation or otherwise, however and whenever created, arising or evidenced, whether direct or indirect, liquidated or contingent, now existing or arising hereafter.

1.12 OPERATING ACCOUNT. The term "Operating Account" means the depository account(s) maintained by you with us.

1.13 RECEIVABLES. The term "Receivables" means all accounts, instruments, contract rights, chattel paper, documents and general intangibles that are acceptable to us and arise from your sale of goods or services, and the proceeds thereof, and all security and guaranties therefor, whether now existing or arising hereafter.

                                                               Page 1 of 6 Pages

1.14 RELATED AGREEMENTS. The term "Related Agreements" mean any other agreement(s) we have with you which relate to the Program. Initially, these Related Agreements include those set forth in the following documents or instruments:

         DOC1[18]
         DOC2[19]
         DOC3[20]
         DOC4[21]
         DOC5[22]
         DOC6[23]

                                    BANK INITIALS ____  MERCHANT INITIALS _____.

1.15 RESERVE ACCOUNT. The term "Reserve Account" means the restricted, interest or non-interest bearing, deposit account established pursuant to Section 3 as a reserve against delinquent accounts.

SECTION 2. TERM OF AGREEMENT AND TERMINATION

2.1 EFFECTIVE DATE. This Agreement will become effective when it is executed and will continue in full force thereafter until it is terminated in accordance with this Agreement.

2.2 TERMINATION. This Agreement may be terminated by you or us upon the giving of sixty (60) days prior written notice to the other party of such termination.

2.3 TERMINATION IN THE EVENT OF DEFAULT IN OBLIGATIONS. We may terminate this Agreement immediately upon written notice to you in the event you are in default of any of your Obligations. In the event of such termination, all further services, obligations or agreements to be performed by us pursuant to this Agreement, or under any Related Agreements, at our option will terminate immediately.

2.4 WINDING UP. Upon termination of this Agreement for any reason, any and all outstanding charges shall be immediately due and payable, and all Receivables then held by us may, at our sole option, be reassigned to you in accordance with Section 6, or held by us until all amounts due to us pursuant to those Receivables have been fully paid.

SECTION 3. PURCHASE AND SALE OF RECEIVABLES; RESERVE ACCOUNT

3.1 ASSIGNMENT AND SALE. We agree to purchase, and you agree to assign and sell, and hereby assign and sell, to us as absolute owner, with recourse as provided herein, your entire interest in such of your presently outstanding Receivables as we determine acceptable, as well as all of your future Receivables which are in our sole discretion acceptable to us and that are reflected by the Invoices you deliver to us. The assignment of Receivables to us shall automatically become effective on the date the Receivables are funded by us by credit to your Operating Account.

         The assignment of an Account to us shall include all rights related to the Account or securing payment of the Account, including all vendor's privileges, security interests and guaranties and all collateral therefor. We shall be the absolute owner of all payments and collections received by us in connection with any Account purchased by us. We may give notice to any Customer you have assigned that Customer's Accounts to us, that we have a continuing security interest in your Receivables, and that any modification, accommodation, forbearance or release shall not be effective unless we approve it. In the event that the balance of the Accounts purchased by us exceeds any lending or purchase limit that we have established pursuant to the Line of Credit, or which may apply under state or federal laws or regulations, you agree that you will repurchase a sufficient balance of Accounts so as to reduce the balance of Accounts purchased by us to an amount equal to or less than such limit. The establishment of a lending or purchase limit shall not be deemed to be a commitment by us to purchase Receivables in that amount or any other amount, and any purchase by us of Receivables shall be in our sole and absolute discretion. You acknowledge and agree by executing this Agreement that we have not entered into any separate agreement or understanding concerning any commitment by us to purchase any of your Receivables.

3.2 PURCHASE PRICE. The purchase price of the Receivables will be the Net Amount thereof, which shall be payable by credit to your Operating Account on or before the next banking day after delivery to us of acceptable Invoices.

3.3 RESERVE ACCOUNT. CREATION, GRANT OF SECURITY INTEREST, ASSIGNMENT. We may retain a portion of the sums payable to you, the amount of which we may adjust from time to time in our reasonable discretion, as a reserve to provide for the delinquency of the Receivables we purchase. Amounts retained by us pursuant to this provision shall be credited to your Reserve Account. No amounts may be drawn or disbursed from the Reserve Account without our consent. The initial reserve percentage will be the following percentage of the Face Amount of the acceptable Invoices submitted to us.

         RESERVE PERCENTAGE: RESERVE%[24]         BANK INITIALS __________  MERCHANT INITIALS __________.

         If checked [ ] [25] the provisions of the attached Reserve Account Addendum will also apply to the Reserve Account under this Agreement.

         You hereby pledge and grant to us a security interest in the Reserve Account. You further hereby assign and transfer to us all of your right, title and interest in and to your Reserve account, and all sums now or at any time hereafter on deposit therein together with all earnings of


                                                               Page 2 of 6 Pages
         every kind and description which may now or hereafter accrue thereon, for the purpose of securing your repurchase and other Obligations to us, whether such Obligations now exist or are hereafter created or incurred, and whether it is direct or indirect, due or to become due, absolute or contingent or joint and/or several.

         You further irrevocably authorize and empower us, at any time whether or not at such time the Obligations, or any part thereof, are due and payable, in our own name or in your name, to demand, apply for withdrawal, receive and give acquittance for any and all sums which are or will become due and payable under said account, to exercise any and all rights and privileges and receive all benefits accorded to said account, and to execute any and all instruments required therefor, and to apply such moneys toward payment of the Obligations, in such order of application as we may determine, all without notice to you. Until this assignment has been released by us in writing, you will have no right to make any withdrawals from said account.

SECTION 4. OPERATION OF THE PROGRAM

4.1 PROGRAM FORMS AND SERVICES. We will provide you with such forms and related support services as may be required for your participation in the Program.

4.2 BILLING OF RECEIVABLES, FINANCE CHARGES. With respect to Receivables purchased by us, we will send a monthly Account Statement, in accordance with the credit terms applicable to that Customer's Account, to each of your Customers with an outstanding balance on their Account, itemizing the Customer's Account activity for the preceding billing period. In addition, a finance charge will accrue on and be payable with respect to the Receivables purchased by us in accordance with the following provisions (check applicable box or boxes):

[  ]     Except as otherwise agreed or provided herein, interest (hereinafter referred to as a "Customer Finance Charge") will accrue on and be billed by us to Customer Accounts in accordance with the applicable Credit Agreement in effect with respect to that Customer at the Customer Finance Charge rate (APR) set forth below. In the event we agree to purchase a Receivable from you which for any reason cannot be billed, or you do not want billed, to your Customer at the Customer Finance Charge rate provided for herein, you agree to pay us the difference between the amount of the Customer Finance Charge, if any, billed to your Customer and the amount of the Customer Finance Charge that we otherwise would have been entitled to receive pursuant to this paragraph. In addition, if this box [OBJECT OMITTED] is checked, you agree that we may reassign and charge back to you all or any portion of the Customer Finance Charge billed to your Customer which is not paid in accordance with the payment terms applicable to that Customer. Provided, however, this agreement to pay all or any portion of a Customer Finance Charge is expressly made subject to the limitations set forth in Section 6.2 of this Agreement, and you do not agree to pay and we do not intend to contract for, reserve, charge or collect any rate of interest which is higher than the maximum rate of interest we could charge under applicable law for an extension of credit to you. [26]

         CUSTOMER FINANCE CHARGE %: CFC%[27]               BANK INITIALS ___________  MERCHANT INITIALS __________.

[ ] Except as otherwise agreed or provided herein, interest (hereinafter referred to as a "Merchant Payable Finance Charge") will accrue and be payable by you on the unpaid balances of Customer Accounts at the Merchant Payable Finance Charge rate (APR) set forth below. The Merchant Payable Finance Charge will be payable by you to us at the close of each month by charge to the Reserve Account established pursuant to this Agreement. Provided, however, this agreement to pay a Merchant Payable Finance Charge is expressly made subject to the limitations set forth in Section 6.2 of this Agreement, and you do not agree to pay and we do not intend to contract for, reserve, charge or collect any rate of interest which is higher than the maximum rate of interest we could charge under applicable law for an extension of credit to you. [28]

         MERCHANT PAYABLE FINANCE CHARGE %: MPFC%[29]      BANK INITIALS ___________  MERCHANT INITIALS __________.

4.3 APPLICATION OF PAYMENTS. Payments received by us from your Customers, or from collection or enforcement actions, will be accounted for by us by credit to your Customer's Account. Any such payments shall be applied first to the payment of fees, charges and reimbursements (if any), second to the accrued but unpaid interest (if any), with the remainder to principal. All payments received before 10:00 A.M. (our local time) on any banking day will be applied on that banking day. Payments received after 10:00 A.M. or on a non-banking day, will be applied on the next banking day. All variations, modifications or extensions of indebtedness on Receivables purchased by us will be made solely by us. Nothing in this Agreement authorizes you to collect any of the Receivables assigned by you to us in connection with the Program, but, in the event you do, you agree to remit the same to us, properly endorsed, no later than the next banking day. You agree to pay to us any finance charges incurred on a Customer's Account because of delay on your part in delivering any payments or Credit Memos to us.

4.4 POWER OF ATTORNEY. You hereby appoint us as your attorney-in-fact to receive, open, and dispose of all mail addressed to us pertaining to your Receivables; to endorse our name upon any notes, acceptances, checks, drafts, money orders and other evidences of payment of Receivables that may come into our possession, and to deposit or otherwise collect the same, and to do any and all other acts and things necessary to carry out the terms of this Agreement. This power, being coupled with an interest, is irrevocable while any Receivable remains unpaid.

4.5 PAYMENT. The Discount Fee shall be payable to us by deduction from the purchase price, resulting in a payment to you of the Net Amount of the Account, as specified in Section 3.2 of this Agreement.

4.6 ACCOUNT COLLECTION ACTIVITY. Any Account collection notices or activities with respect to Accounts purchased by us will be conducted solely by us and in our sole discretion. You expressly agree that you will not take any action to collect or enforce payment of any Customer

                                                               Page 3 of 6 Pages

         Account purchased by us from you unless and until you have repurchased the Account from us as provided in Section 6 of this Agreement. Except as otherwise agreed by us in writing, you expressly agree that you will neither communicate, directly or indirectly, orally or in writing, with the Customer for the purpose of collecting an Account purchased by us, or otherwise take any action to enforce the payment obligations under the Account including, but not limited to, the repossession of any property securing the payment obligation on the Account or discontinuance or interruption of services applicable to that Customer Account.

         YOU AGREE TO INDEMNIFY AND HOLD US HARMLESS FROM ANY CLAIM OR LIABILITY WE MAY SUSTAIN BY VIRTUE OF OR ARISING OUT OF ANY ACTION BY YOU, DIRECTLY OR INDIRECTLY, WHICH IS DETERMINED TO BE IN VIOLATION OF ANY DEBT COLLECTION PRACTICES LAWS OR REGULATIONS UNDER APPLICABLE STATE OR FEDERAL LAW.

SECTION 5. PROCEDURES AND FORMS

5.1 DOCUMENTATION. You agree to provide us on a timely basis with a copy of your Customer's Credit Agreement (if a Customer Finance Charge is to be billed to your Customer) in accordance with the terms set forth in
         Section 4.2 above, Invoices and Credit Memos (if applicable) related to all sales creating Customer Receivables, together with such other documents and proof of delivery of goods or rendition of services as we may reasonably require. You also agree to notify your Customer that your Customer's Account has been assigned by you to us and to direct your Customer to make payment directly to us. In the event we agree to purchase a Customer's Receivable prior to receiving satisfactory evidence of a signed Credit Agreement with that Customer, the Customer Finance Charge on that Customer's Account may be billed to your Customer at the maximum applicable statutory nonusurious rate. In such event, and unless otherwise waived by us in writing, you agree, subject to the limitations of Section 6.2, to pay us interest on the unpaid balance of that Customer's Account in accordance with Section 4.2 until you have furnished us with satisfactory evidence of a signed Credit Agreement with that Customer.

5.2 RESPONSIBILITY FOR DOCUMENTATION. You agree that you will be solely responsible for the adequacy, completeness and accuracy of the data that you supply to us and its preparation in accordance with the format prescribed by us. You also acknowledge that you understand that the form of Credit Agreement you may use should be reviewed by your legal counsel. You understand and agree that it is your sole responsibility to obtain and maintain an executed written Credit Agreement with each of your credit Customers unless otherwise agreed by us in writing.

         YOU AGREE TO INDEMNIFY AND HOLD US (OR ANYONE ELSE PROVIDING DATA PROCESSING SERVICES ON OUR BEHALF) HARMLESS FROM ANY CLAIM OR LIABILITY SUSTAINED BY VIRTUE OF ACTING IN RELIANCE ON THE DATA THAT YOU SUPPLY TO US. YOU AGREE TO INDEMNIFY AND HOLD US HARMLESS FROM ANY CLAIM OR LIABILITY WE MAY SUSTAIN BY VIRTUE OF ACTING IN RELIANCE ON YOUR OBLIGATION TO OBTAIN OR MAINTAIN WRITTEN CREDIT AGREEMENTS WITH YOUR CUSTOMERS, OR TO PROVIDE ANY DISCLOSURES REQUIRED UNDER APPLICABLE STATE OR FEDERAL LAW.

SECTION  6. REASSIGNMENT OF RECEIVABLES; SECURITY INTEREST

6.1 REASSIGNMENT OF RECEIVABLES. We may reassign and charge back to you all or any portion of your outstanding Receivables purchased by us pursuant to this Agreement:

         a. if payment thereon is not received by us within ninety (90) days after the date payment on the Account has become due as reflected by the Account Statement sent to the Customer obligated to pay such Receivables; or
         b. ninety (90) days after any portion of that Customer's Receivables becomes delinquent or in default, as determined by the terms of the Credit Agreement between you and that Customer; or
         c. if any dispute arises with the Customer regarding the Receivable, including without limitation, any alleged deduction, defense, offset or counterclaim; or
         d. if you are in default under the terms of this Agreement or under any other agreement or Obligation you have with us; or
         e.       if this Agreement is terminated.

6.2 EFFECT OF REASSIGNMENT. To reassign Receivables, we may charge first against your Reserve Account or Operating Account an amount equal to the unpaid balance of the reassigned Receivables, including accrued and unpaid finance charges on the date of reassignment. The reassignment shall be effective automatically upon the chargeback to you. In the event the Reserve Account or other account is insufficient to satisfy the balance of the reassigned Receivable, you agree that we may immediately fund and make advances pursuant to your Line of Credit with us as necessary to pay the deficiency amount due to us. Notwithstanding any provision to the contrary, you do not agree to pay and we do not intend to contract for, reserve, charge or collect any rate of interest which is higher than the maximum rate of interest we could charge under applicable law for the extension of credit that is agreed to in this Agreement. If any notice of interest accrual is sent and is in error, you and we mutually agree to correct it, and if we actually collect more interest than allowed by law and this Agreement, we agree to refund the excess portion. Any interest in excess of that maximum amount shall be credited to the principal amount of your Obligations relating to this Agreement, or, if the principal amount of the debt has been paid, refunded to your Operating Account.

6.3 SECURITY INTEREST. You hereby grant to us a security interest in your present and future Receivables and all returned, repossessed and reclaimed goods, and related books and records (together with such security interests granted to us under the Related Agreements), to secure all of your Obligations, and agree to execute and deliver an appropriate UCC-1 financing statement and other related instruments as we may require.


                                                               Page 4 of 6 Pages

SECTION 7. REPRESENTATIONS, WARRANTIES AND COVENANTS

7.1 MERCHANT'S COVENANTS. You covenant that you will supply, or allow us to review, financial information and necessary documents on you or on any Customer upon our request.

7.2      MERCHANT'S REPRESENTATIONS AND WARRANTIES. You represent and warrant:

         a. that you are fully authorized to enter into this Agreement and to perform hereunder;
         b. that this Agreement constitutes a valid and binding obligation;
         c. that you are solvent and in good standing in the State of your formation;
         d. that your Receivables are and will be in the future bona fide and existing obligations of your Customers arising out of your sales of goods and/or services, free and clear of all security interests, liens or claims of any kind whatsoever of third parties;
         e. that you have a valid Credit Agreement with your Customer or have identified each Customer with whom you do not have an existing written Credit Agreement; and
         f. that your inventory is not subject to any security interests, liens or encumbrances of any kind whatsoever, and that you will not permit it to become so encumbered without our prior written consent.
         g. you will have made delivery of the goods or rendered the services to which the Receivable relates, that the documentation pertaining to the sale is valid and genuine, and that the goods or services have been accepted by the Customer;
         h. you will have preserved and will continue to preserve any liens and any rights to liens available by virtue of the sale of goods or services;
         i.       the Customer will not be affiliated with you;
         j. you will have no knowledge of any dispute or potential dispute that might impair the validity of the transaction or the Customer's obligation to pay the related Receivable in accordance with its terms;
         k. you have the right to render the services or to sell the goods creating the Receivable, and will have done so in accordance with any applicable laws; and
         l. you will have paid, or provided for the payment of, all taxes arising from the transaction creating the Receivable.

7.3 BANK'S REPRESENTATIONS AND WARRANTIES. LIMITATIONS ON LIABILITY. We represent that the services rendered by us pursuant to the terms of this Agreement will be performed timely and in a professional manner; provided, however, you agree that we will not be responsible for any indirect, special or consequential loss or damage, such as loss of anticipated revenues or other consequential economic loss in connection with or arising out of any unintentional breach of this Agreement. Nor will we be liable for any errors in judgment or mistakes that may be made in good faith when acting as your attorney-in-fact pursuant to
         Section 4.4 of this Agreement. Nor will we be liable for any delay in the performance of our duties caused by strike, lawsuit, riot, civil disturbance, fire, shortage of supplies or materials or any other cause reasonably beyond our control.

         YOU HEREBY AGREE TO WAIVE AND RELEASE US FROM ANY CLAIM OR LIABILITY FOR ERRORS OR MISTAKES MADE IN GOOD FAITH OR FOR ANY SUCH CONSEQUENTIAL LOSS OR DAMAGE AS SET FORTH IN THIS SECTION 7.3.

SECTION 8. DEFAULT

8.1 EVENTS OF DEFAULT. The following events will constitute a Default under the terms of this Agreement:

         a. You fail to pay or to perform any obligation, covenant or liability in connection with this Agreement and ten (10) days pass after we give written notice to you of such default, or if you fail to pay or perform any other Obligation which you may have to us in accordance with its terms; or
         b. Any warranty, representation or statement whenever made by you in connection with this Agreement proves to be false in any material respect when made, or if you fail to disclose that any such warranty, representation or statement has become untrue in any material respect; or
         c. The dissolution or termination of your corporate existence or, if an individual, your death; or
         d.       Your insolvency; or
         e. The assignment for the general benefit of your creditors, the appointment of a receiver or trustee for your assets, the commencement of any proceeding under any bankruptcy or insolvency laws by or against you or any proceeding for the dissolution, liquidation or settlement of claims against you or winding up of your affairs; or
         f. The termination or withdrawal of any guaranty for your Obligations; or
         g. The failure to pay any tax imposed upon you in connection with any transaction creating a Receivable; or
         h. If any judgment against you remains unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty (30) days; or
         i.       You discontinue your business as a going concern; or
         j. We deem in good faith that the prospect for your payment or performance of your Obligations has been impaired.

8.2 EFFECT OF DEFAULT. Upon the occurrence of any Default, we may immediately terminate this Agreement upon written notice of termination to you, at which time all amounts owed to us for your Obligations, at our sole option, shall become immediately due and payable, and our obligations with respect to the further performance of services hereunder shall, at our sole option, immediately terminate. Your Obligations under this Agreement, including specifically the obligation to repurchase Receivables, will survive a termination of this Agreement.

                                                               Page 5 of 6 Pages

\
SECTION 9. APPLICABLE LAW

9.1 This Agreement shall be construed under, governed and enforced in accordance with the laws of the State where we are located, as shown by our address on Page 1 of this Agreement.

SECTION 10. GENERAL PROVISIONS

10.1 EXPENSES AND ATTORNEY'S FEES. In the event of any default or dispute between us and you arising under this Agreement, the party prevailing in such dispute shall be entitled to a recovery of expenses incurred by that party in enforcing this Agreement, including costs of court and a reasonable attorney's fee.

10.2 NON-WAIVER. No delay or failure on our part in exercising any right, privilege or option hereunder shall be deemed a waiver of any such right, privilege or option and no waiver, amendment, or modification of any provision of this Agreement shall be valid unless it is in writing and signed by us and you.

10.3 SEVERABILITY. Should any provision of this Agreement be prohibited by or invalid under applicable law, the validity of the remaining provisions shall not be affected thereby.

10.4 HEADINGS. The headings herein are for convenience only and shall not define or limit the scope, extent, meaning or intent of this Agreement.

10.5 NOTICES. All notices contemplated or required by this Agreement shall be deemed to have been duly given when given in writing and hand delivered to the other party, or deposited in the U.S. Mail, postage prepaid, certified mail, return receipt requested, to the other party's address set forth in this Agreement. Any party may change the address for notice purposes by giving notice in accordance with this Agreement.

10.6 ENTIRE AGREEMENT, CONSTRUCTION. This Agreement, together with the Related Agreements, embody the entire agreement between us and you with respect to the Program. No amendment to this Agreement shall be effective unless it is in writing and signed by you and us. In the event of any inconsistency arising between this Agreement and any of the Related Agreements, the agreement applicable to the specific right, duty or obligation of yours or ours shall control to the extent necessary to effect the purposes of this Agreement.

         YOU ACKNOWLEDGE THAT THERE ARE NO ORAL STATEMENTS OR REPRESENTATIONS UPON WHICH YOU ARE RELYING IN EXECUTING THIS AGREEMENT.

      SECTION 11.  SPECIAL PROVISIONS  [30]







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YOU HEREBY ACKNOWLEDGE THAT YOU HAVE READ, UNDERSTAND AND AGREE TO THE TERMS AND
CONDITIONS OF THIS AGREEMENT. YOU ACKNOWLEDGE RECEIVING AN EXACT COPY OF THIS AGREEMENT. THIS AGREEMENT AND RELATED DOCUMENTS HAVE BEEN EXECUTED IN THE COUNTY OF OUR ADDRESS UNLESS OTHERWISE SPECIFIED.

AGREEMENT DATE:  DOCDATE[5]

MERCHANT SIGNATURE:                         BANK SIGNATURE:

MERCHANTNAME[9]                             BANKNAME[14]


By:                                         By:
   ----------------------------------       -----------------------------------
    MERCHANT SIGNATURE-TITLE[9S]            BANK SIGNATURE-TITLE[14S]


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